UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The Charles Schwab Family of Funds

Schwab Investments

Schwab Capital Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

April 2022

URGENT

Re: Your investment in:

The Charles Schwab Family of Funds

Schwab Investments

Schwab Capital Trust

Dear Shareholder,

Broadridge Financial Solutions has been engaged by The Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust (the “Schwab Trusts”) to contact you regarding an important matter pertaining to your investment in one or more funds in the Schwab Trusts.

Our previous attempts to contact you have been unsuccessful. Accordingly, please contact us immediately at 1-855-976-3331 Monday through Friday between the hours of 9:00am to 10:00pm Eastern Time.

This matter is very important and will take only a moment of your time.

Thank you in advance for your assistance with this matter.

Sincerely,

Michael Collins

Vice President and General Manager